UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2018

Fah Mai Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-55678	81-3361351
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000/196,199 Liberty Buildings, 3rd Floor

Sukhumvit 55 Road, Klongton Nua

Wattana, Bangkok, Thailand 10110

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: +66 (0)90-8070617

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [  ]

ITEM 4.01 - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 15, 2018, the Company dismissed KCCW Accountancy Corp. (“KCCW”) as its independent registered accounting firm and engaged Heaton & Company, PLLC, dba Pinnacle Accountancy Group, as its new independent registered accounting firm.

Since KCCW’s appointment as our independent registered accounting firm on July 28, 2016 and through February 15, 2018, which included its audit of our financial statements for the year ended December 31, 2016, there were (i) no disagreements between the Company and KCCW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of KCCW, would have caused KCCW to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KCCW with a copy of this Form 8-K and requested that KCCW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KCCW agrees with the above statements. A copy of such letter, dated February 15, 2018, is attached as Exhibit 16.1.

During year ended December 31, 2016, and in the subsequent interim period through February 15, 2018, the Company has not consulted with KCCW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KCCW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from KCCW Accountancy Corp. dated February 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2018	Fah Mai Holdings, Inc.

	By:	/s/ Louis J. Haseman
Louis J. Haseman
Chief Executive Officer